[Photo of office building omitted]

                                                            CRA
-------------------------------------------------------------------
                                                           REALTY
-------------------------------------------------------------------
                                                           SHARES
-------------------------------------------------------------------
                                                          PORTFOLIO

                                                    SEMI-ANNUAL REPORT
                                                      TO SHAREHOLDERS

                                                      APRIL 30, 1997

                                                        ADVISED BY:
                                                      CRA REAL ESTATE
                                                      SECURITIES L.P.

                                                                           CRA
                                                                   -------------
                                                                         REALTY
                                                                   -------------
                                                                         SHARES

MANAGER'S DISCUSSION OF FUND PERFORMANCE

To Our Shareholders:

This is our report for the CRA Realty Shares Portfolio for the period ended April 30, 1997, which includes the four months since the inception of the fund on January 1, 1997. This period has been a challenging environment for real estate securities marked by significant volatility in the equity markets and a large volume of new stock offerings by public real estate companies. The table below compares the net return for the portfolio since inception to the two major real estate securities indices and the broad stock market as measured by the S&P 500 Index:

                                           Since Inception
                                               1/1/97
                                             ----------
            CRA Realty Shares Portfolio        -0.70%
            Wilshire R.E. Securities           -1.45
            NAREIT - Equity REITs              -2.05
            S&P 500                             8.72

Key economic indicators released in the first half of April and first quarter corporate earnings releases gave stock market investors comfort that corporate earnings are growing and that inflation is under control, leading to a strong rally of the S&P 500 index stocks in the second half of April. REITs and other real estate securities, however, did not participate in the market rebound in late April, which we attribute substantially to the large volume and continuing pipeline of stock offerings. So far this year, public real estate companies raised $9.1 billion in 87 offerings, including $2.8 billion in 23 offerings since March 31st. Meanwhile, funds flow to real estate securities mutual funds has slowed and was actually negative in April.

As a result, April was a dismal month for real estate securities total returns. Not a single property type reported positive total returns for the month of April, though hotel and diversified companies continue to show positive returns year-to-date. The table below recaps the performance by property type as tracked by Wilshire. Portfolio performance, while exceeding the real estate securities benchmarks for the period since inception, has suffered due to an overweighting in companies owning office and industrial properties.

                        WILSHIRE REAL ESTATE SECURITIES INDEX
                            PERFORMANCE BY PROPERTY TYPE

                                              Weight       Year to
              Property Type                  in Index       Date

              Hotels                           16.0%        6.58%
              Diversified                      14.0         1.18
              Shopping Ctrs.                   13.5        -0.17
              Apartments                       20.6        -1.76
              Industrial                        5.3        -3.71
              Office                           11.0        -4.44
              Mfr. Homes                        2.0        -4.53
              Malls                            10.4        -5.88
              Storage                           6.0        -8.80
              Outlet Center                     1.2       -13.71
                                              -----       ------
              Total                           100.0%       -1.45%


CRA REAL ESTATE SECURITIES L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF JONES LANG WOOTTON REALTY ADVISORS

Unfortunately, relief may be some time in coming. Five new public real estate companies have priced initial public offerings (IPOs) so far this year, raising $763 million. Another five IPOs are in registration to offer $1.9 billion of stock. This compares to the 1996 total of $1.1 billion raised in five IPO's. The pipeline of new companies includes some very well-qualified new entrants to the public markets, but also some marginal companies.

In some respects the current landscape conjures up memories of 1994. Interest rates were on the rise and the REIT market was characterized by a heavy offering calendar. Marginal companies, anxious to make it "out", assisted by equally anxious bankers endeavoring to get just one more deal completed, caused pressure on prices that eventually closed the IPO window and sent bankers and "wanna-be" public companies home to lick their wounds and develop alternative financing strategies. Unfortunately, Wall Street fund raising cycles tend to repeat themselves and we are increasingly resigned to another few months of choppy market conditions.

Yet, operating results continue to be quite good. Our compilation of nearly 99 companies reporting first quarter earnings finds that the average company's per share earnings (funds from operations) were up 10.6% versus a year ago, and exceeded analysts' consensus estimates by 1.8%.

The good news to be found in the aftermath of the poor April performance is: (1) operating results continue to be impressive and are exceeding analysts expectations, and (2) some very fine companies are now available at very attractive prices. We expect the value of seasoned companies to grow in importance as the year progresses and the well-capitalized, well-managed companies differentiate themselves from their marginal competitors. Under similar conditions in 1994, we repositioned portfolios away from the offering flood (then concentrated in apartments) and focused on finding superior values in other property sectors. We are following a similar strategy this year and believe full-year results will reflect the efficacy of this strategy.

We are still enthusiastic about prospects for companies in the office sector and expect continued strong results from full-service hotel operators. However, much of the expected offering activity will be concentrated in these two sectors (especially office) and may affect near-term returns. It may be a few more months before the pricing pressure of a full offering pipeline recedes to let the intrinsic value of companies in these sectors shine through, but we expect eventually for this supply induced hangover to pass. An uncertain interest rate environment and the potential for additional interest rate increases may also contribute to near term weakness.

We continue to manage the Portfolio with the objective of delivering long-term superior total return. As always, we appreciate your continued faith and confidence.

Sincerely,

[s/signiture]                             [s/signiture]

T. Ritson Ferguson                        Kenneth D. Campbell
Co-Chief Investment Officer               Co-Chief Investment Officer


CRA REAL ESTATE SECURITIES L.P.
--------------------------------------------------------------------------------
AN AFFILIATE OF JONES LANG WOOTTON REALTY ADVISORS

STATEMENT OF NET ASSETS

April 30, 1997                                                       (Unaudited)


                                                         Market
                                                          Value
CRA REALTY SHARES PORTFOLIO                    Shares     (000)
--------------------------------------------------------------------------------
EQUITIES (100.1%)
APARTMENTS (19.7%)
   Apartment Investment  & Management          14,500   $    402
   Avalon Properties                           19,300        509
   Bay Apartment Communities                   21,100        707
   Columbus Realty Trust                       18,400        389
   Evans Withycombe Residential                20,800        411
   Gables Residential Trust                    10,000        248
   Summit Properties                           17,100        338
   United Dominion Realty Trust                29,600        407
                                                        --------
                                                           3,411
                                                        --------
DIVERSIFIED (6.6%)
   Colonial Properties Trust                   18,300        519
   First Union Real Estate Investments         17,100        233
   Trizec Hahn                                 18,100        396
                                                        --------
                                                           1,148
                                                        --------
HOTELS (12.3%)
   Felcor Suite Hotels                         14,000        502
   Host Marriott*                              25,100        436
   Patriot American Hospitality                20,900        449
   Starwood Lodging Trust                      19,050        733
                                                        --------
                                                           2,120
                                                        --------
INDUSTRIAL (8.4%)
   Bedford Property Investors                   7,000        123
   Centerpoint Properties                      17,100        515
   First Industrial Realty Trust               17,000        502
   Weeks Corporation                           10,000        314
                                                        --------
                                                           1,454
                                                        --------
OFFICE (14.2%)
   Beacon Properties                           13,000        401
   Brandywine Realty Trust                      2,500         47
   Cali Realty                                 10,900        322
   CarrAmerica Realty                          22,000        613
   Highwoods Properties                        22,200        691
   Kilroy Realty                               16,000        376
                                                        --------
                                                           2,450
                                                        --------
OFFICE/INDUSTRIAL (9.6%)
   Duke Realty Investments                     12,500        459
   Liberty Property Trust                      13,900        335
   Prentiss Properties Trust                   17,900        423
   Spieker Properties                          12,900        450
                                                        --------
                                                           1,667
                                                        --------
RETAIL - MALLS (10.4%)
   General Growth Properties                   20,100        641
   Rouse Company                               16,400        445
   Simon DeBartolo Group                       25,228        722
                                                        --------
                                                           1,808
                                                        --------
RETAIL - OUTLET CENTERS (2.6%)
   Chelsea GCA Realty                          12,900        453
                                                        --------



                                                Shares/     Market
                                             Face Amount    Value
                                                (000)       (000)
--------------------------------------------------------------------------------
RETAIL - SHOPPING CENTERS (12.8%)
   Bradley Real Estate                         22,977        439
   Burnham Pacific Properties                  35,000        438
   Developers Diversified Realty               16,800        620
   JDN Realty                                  15,900        445
   The Price REIT                               7,300        276
                                                        --------
                                                           2,218
                                                        --------
SELF STORAGE (3.5%)
   Public Storage                              22,400        602
                                                        --------
TOTAL EQUITIES
   (Cost $16,364)                                         17,331
                                                        --------

REPURCHASE AGREEMENT (7.1%)
   Lehman Brothers 5.01%,  dated 04/30/97,
     matures  05/01/97,  repurchase price
     $1,226,500  (collateralized  by U.S.
     Treasury Bond , par value $1,013,176,
     9.25%, matures 02/15/16:
     market value $1,260,299)                  $1,226      1,226
                                                         -------
TOTAL REPURCHASE AGREEMENT
   (Cost $1,226)                                           1,226
                                                         -------
TOTAL INVESTMENTS (107.2%)
   (Cost $17,590)                                         18,557
                                                         -------
OTHER ASSETS AND LIABILITIES, NET (-7.2%)                 (1,248)**
                                                         -------

NET ASSETS:
   Portfolio Shares -- Class A (unlimited authorization
     -- no par value) based on 1,759,707
     outstanding shares of beneficial interest            15,900
   Distributions in excess of net
     investment income                                        (9)
   Accumulated net realized gain
     on investments                                          451
   Net unrealized appreciation
     on investments                                          967
                                                         -------
TOTAL NET ASSETS (100.0%)                                $17,309
                                                         =======

Net Asset Value, Offering and Redemption
   Price Per Share                                       $  9.84
                                                         =======

 *Non-income producing security
**Other assets and liabilities include $1,369,000 of investment securities purchased.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period ended April 30, 1997                                  (Unaudited)

CRA REALTY SHARES PORTFOLIO (1)                                         (000)
--------------------------------------------------------------------------------
Investment Income:
   Dividend Income...................................................  $179
   Interest Income ..................................................    12
--------------------------------------------------------------------------------
     Total Investment Income.........................................   191
--------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .........................................    33
   Investment Advisory Fee Waiver ...................................   (18)
   Administrative Fees ..............................................    25
   Administrative Waiver.............................................   (25)
   Custodian Fees ...................................................     1
   Professional Fees ................................................     8
   Transfer Agent Fees ..............................................     7
   Printing Fees ....................................................     4
   Trustee Fees .....................................................     2
   Registration and Filing Fees .....................................     8
   Amortization of Deferred Organizational Costs ....................     2
--------------------------------------------------------------------------------
     Total Expenses .................................................    47
--------------------------------------------------------------------------------
       Net Investment Income ........................................   144
--------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ...........................   451
   Net Unrealized Depreciation of Investment Securities .............  (885)
--------------------------------------------------------------------------------
     Net Realized and Unrealized Loss on Investments ................  (434)
--------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations.............. $(290)
================================================================================
(1) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                     (Unaudited)

                                                                       1/1/97
                                                                     TO 4/30/97
CRA REALTY SHARES PORTFOLIO (2)                                         (000)
--------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income.............................................$   144
   Net Realized Gain on Securities Sold .............................    451
   Net Change in Unrealized Depreciation of Investment Securities ...   (885)
--------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting from Operations............   (290)
--------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ............................................   (153)
   Realized Capital Gains............................................     --
--------------------------------------------------------------------------------
     Total Distributions ............................................   (153)
--------------------------------------------------------------------------------
Capital Share Transactions:
   Shares Issued .................................................... 10,192
   Shares Issued in Connection with Purchase In-Kind (3).............  7,497
   Shares Issued in Lieu of Cash Distributions ......................     83
   Shares Redeemed ..................................................    (20)
--------------------------------------------------------------------------------
   Increase in Net Assets Derived from Capital Share Transactions.... 17,752
--------------------------------------------------------------------------------
     Total Increase in Net Assets ................................... 17,309
--------------------------------------------------------------------------------
Net Assets:
   Beginning of Period ..............................................     --
--------------------------------------------------------------------------------
   End of Period ....................................................$17,309
================================================================================
(1) Shares Issued and Redeemed:
    Shares Issued ...................................................  1,005
    Shares Issued in Connection with Purchase In-Kind................    749
    Shares Issued in Lieu of Cash Distributions .....................      8
    Shares Redeemed .................................................     (2)
--------------------------------------------------------------------------------
     Net Increase in Share Transactions .............................  1,760
================================================================================
(2) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.
(3) During 1997, the Fund received securities in-kind with unrealized appreciation approximating $1,852,000.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

For the period ended April 30, 1997 (Unaudited)

For a Share Outstanding Throughout the Period



                                                                                                                     Ratio
          Net                                                     Net                      Net                      of Net
         Asset                  Realized and   Distributions     Asset                    Assets       Ratio       Investment
         Value         Net       Unrealized       from Net       Value                     End      of Expenses      Income
       Beginning   Investment     Loss on       Investment        End        Total      of Period    to Average    to Average
       of Period     Income      Securities       Income       of Period   Return (1)     (000)      Net Assets    Net Assets
       ---------   ----------  -------------   -------------   ---------   ----------  ----------  ------------    ----------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------

1997(3) $10.00        0.09         (0.16)         (0.09)         $9.84      (0.70)%      $17,309       1.00%*        3.02%*


                          Ratio
                         of Net
           Ratio       Investment
        of Expenses      Income
         to Average     to Average
         Net Assets     Net Assets    Portfolio   Average
         (Excluding    (Excluding     Turnover   Commission
           Waivers)      Waivers)       Rate      Rate (2)
        -----------    -----------    ---------  ----------

---------------------------
CRA REALTY SHARES PORTFOLIO
---------------------------

1997(3)    1.90%*         2.12%*        28.16%    $0.0600

 *  Annualized
(1) Total return is for the period indicated and has not been annualized.
(2) Average commission rate paid per share for security purchases and sales during the period.
(3) The CRA Realty Shares Portfolio commenced operations on January 1, 1997.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                        CRA REALTY SHARES PORTFOLIO

April 30, 1997                                                       (Unaudited)

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under a Declaration of Trust dated July 18, 1991. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with nine portfolios. The financial statements herein are those of the CRA Realty Shares Portfolio (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. interest income is recognized on the accrual basis. dividend income is recorded on the ex-date.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

     Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

The Fund incurred organization costs of approximately $32,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with the start-up. In the event the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $13,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or 0.15% of the first $100 million of the Portfolio's average daily net assets; 0.125% of the next $100 million of the Portfolio's average daily net assets; 0.10% of the next $100 million of the Portfolio's average daily net assets; and 0.08% of the Portfolio's average daily net assets over $300 million. The Administrator has agreed to waive all of its fee during the first four months of operations.

NOTES TO FINANCIAL STATEMENTS (concluded)            CRA REALTY SHARES PORTFOLIO

April 30, 1997                                                       (Unaudited)

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Fund and CRA Real Estate Securities L.P. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to .70% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to reimburse Fund expenses in order to limit the Fund's total operating expenses to a maximum of 1.25% of the average daily net assets for Class A shares. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion.

CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended April 30, 1997 are as follows:

                                                       (000)
                                                     ---------
Purchases
  Government ...................................      $    --
  Other ........................................       14,080
Sales
  Government ...................................      $    --
  Other ........................................        3,814

At April 30, 1997, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at April 30, 1997, is as follows:

                                                       (000)
                                                     ---------
Aggregate gross unrealized
  appreciation .................................      $1,404
Aggregate gross unrealized
  depreciation .................................        (437)
                                                      ------
Net unrealized appreciation ....................      $  967
                                                      ======
 7. SHAREHOLDER VOTE:

On December 31, 1996 the sole shareholder of the CRA Realty Shares Portfolio approved the following appointments: SEI Fund Resources to serve as Administrator of the Portfolio, CRA Real Estate Securities L.P. to serve as investment adviser to the assets of the Portfolio, SEI Investments Distribution Co. to serve as Distributor of the shares of the Portfolio, and Arthur Andersen LLP to serve as the Independent Public Accountants of the Portfolio.

                                      FUND:
                           CRA REALTY SHARES PORTFOLIO
                                 P.O. Box 419009
                           Kansas City, MO 64141-6009


                                    ADVISER:
                         CRA REAL ESTATE SECURITIES L.P.
                       Suite 205, 259 Radnor-Chester Road
                                Radnor, PA 19087


                                  DISTRIBUTOR:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                  Oaks, PA 19456


                                 ADMINISTRATOR:
                               SEI FUND RESOURCES
                                  Oaks, PA 19456


                                 LEGAL COUNSEL:
                           MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036


                         INDEPENDENT PUBLIC ACCOUNTANTS:
                               ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103



         This information must be preceded or accompanied by a current prospectus for the Fund described.

CRA-F-003-01